                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ______________________________

                                   FORM 8-K/A
                                   AMENDMENT
                                       TO
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      ____________________________________


      Date of report (Date of earliest event reported): September 26, 2001


                              CARDIAC SCIENCE, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


          0-19567                                33-0465681
   (Commission File No.)                 (IRS Employer Identification No.)


                              16931 Millikan Avenue
                                Irvine, CA 92606
              (Address of Principal Executive Offices and Zip Code)

               Registrant's telephone number, including area code:
                                 (949) 587-0357
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          On September 27, 2001, the registrant filed an initial Current Report on Form 8-K with the Securities and Exchange Commission, reporting the completion of the acquisition of Survivalink Corporation ("Survivalink"), a Minnesota corporation. This report amends Item 7, Financial Statements and Exhibits, to incorporate by reference the historical, pro forma, and other financial information required by Item 7.

ITEM 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits

       (a)    Financial Statements of Businesses Acquired

        The Survivalink Consolidated Financial Statements are hereby incorporated by reference to pages F-1 through F-15 of Cardiac Science, Inc.'s Amendment No. 3 to Registration Statement on Form S-4, No. 333-64386, dated August 23, 2001.

        (b)    Pro Forma Financial Information

        Pro forma financial information is hereby incorporated by reference to pages 109 through 119 of Cardiac Science, Inc.'s Amendment No. 3 to Registration Statement on Form S-4, No. 333-64386, dated August 23, 2001.

        (c)    Exhibits

Exhibit Number       Description
--------------       -----------

       2.1* Second Amended and Restated Agreement and Plan of Merger (a copy of which is attached hereto as Exhibit 2.1, the "Merger Agreement"), dated as of August 3, 2001, by and among the Company, Survivalink, and the Acquisition Subsidiary.

       99.1* Press Release entitled "Cardiac Science Completes Survivalink(R) Acquisition -- Merger Establishes Cardiac Science as Major Player In The Rapidly Growing AED Market" dated September 27, 2001.

       99.2          Consent of Ernst & Young

* Previously filed.


                                   Signature:

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


CARDIAC SCIENCE, INC.

By: /s/ Raymond W. Cohen
Raymond W. Cohen,

President and Chief Executive Officer

Dated: October 25, 2001